EXHIBIT 10.17

This AMENDMENT AND SUPPLEMENT TO THE DELIVERY AND LICENSE AGREEMENT AND THE SUPPORT AGREEMENT is made as of December 14, 2005 (the “Effective Date”) between OMX (US) Inc. a New York corporation with its principal place of business at 140 Broadway, New York, NY 10005 (“OMX”), and International Securities Exchange, Inc., a Delaware corporation with its principal place of business at 60 Broad Street, New York, NY 10004 (“ISE”). OMX and ISE are hereinafter referred to collectively as the “Parties” or individually as a “Party”.

WITNESSETH:

WHEREAS, OMX’s parent corporation, OMX Technology AB (formerly OM Technology AB) and ISE have entered into a certain Delivery and License Agreement, dated as of March 1998, as amended in January 1999 (the “DLA”), and a certain Support Agreement, dated as of March 1998, as replaced in December 2003 (the “SA”), pursuant to which OMX provides to ISE with a license for, and support of, software systems;

WHEREAS, in light of certain business and technical factors, the Parties amended and supplemented the DLA and the SA pursuant to which OMX Technology AB granted ISE a broadened license to trade certain instruments in the US, as well as the right to expand such license to additional instruments both within the US and outside the US (the “Broadened License Agreement”);

WHEREAS, the obligations and rights conferred by those agreements were assigned in writing by OMX Technology AB to OMX in June 2004, and such assignment was accepted by ISE in exchange for other commercial considerations; and

WHEREAS, in light of additional business and technical factors, the Parties desire to amend the Broadened License Agreement, pursuant to which OMX grants ISE the right to request additional development of the software from OMX beyond what was granted in the Broadened License Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained herein, the Parties hereby agree to amend and supplement the Broadened License Agreement, and otherwise maintain the Broadened License Agreement unchanged (except as otherwise agreed to in writing) as follows:

ARTICLE I

Definitions

1.01 Defined Terms. Capitalized terms used herein without definition shall have the meanings ascribed to them in the DLA, the SA or the Broadened License Agreement, as the case may be. The following capitalized terms, as used herein, shall have the meanings set forth below.

ARTICLE I

2.01 Section 3.03(b) Guaranteed Enhancement Fee shall be replaced in its entirety with:

(b) Guaranteed Enhancement Fee. ISE shall, upon the Effective Date, pay to OMX a Guaranteed Enhancement Fee of MUSD [***] (US $[***]), payable over a [***] period, as follows:

(i)	ISE shall pay MUSD [***] (US $[***]) on [***] (where ISE commits to consuming a minimum of $[***] worth of hours during the period [***] to [***]);

(ii)	ISE shall pay MUSD [***] (US $[***]) on [***] (where ISE commits to consuming a minimum of $[***] worth of hours during the period [***] to [***]). ISE shall be entitled to consume more than $[***] during this period, but shall be obligated to pay OMX at a flat rate of $[***] for such additional hours consumed. The resources made available under this Amendment and Supplement shall be approximately evenly distributed over the year. The use of resources and the scheduling of releases shall be planned during meetings pursuant to Article 5 of the SA;

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

(iii)	ISE shall pay MUSD [***] (US $[***]) on [***], MUSD [***] (US $[***]) on [***], MUSD [***] (US $[***]) on [***], and MUSD [***] (US $[***]) on [***] (where ISE commits to consuming a minimum of $[***] worth of hours during the period [***] to [***]). ISE shall be entitled to consume more than $[***] during this period, but shall be obligated to pay OMX at a flat rate of $[***] for such additional hours consumed. The resources made available under this Amendment and Supplement shall be approximately evenly distributed over the year. The use of resources and the scheduling of releases shall be planned during meetings pursuant to Article 5 of the SA;

(iv)	ISE shall pay MUSD [***] (US $[***]) on [***] (where ISE commits to consuming a minimum of $[***] worth of hours during the period [***] to [***]). ISE shall be entitled to consume more than $[***] during this period, but shall be obligated to pay OMX at a flat rate of $[***] for such additional hours consumed. The resources made available under this Amendment and Supplement shall be approximately evenly distributed over the year. The use of resources and the scheduling of releases shall be planned during meetings pursuant to Article 5 of the SA;

(v)	ISE shall pay MUSD [***] (US $[***]) on [***] (where ISE commits to consuming a minimum of $[***] worth of hours during the period [***] to [***]. ISE shall be entitled to consume more than $[***] during this period, but shall be obligated to pay OMX at a flat rate of $[***] for such additional hours consumed. The resources made available under this Amendment and Supplement shall be approximately evenly distributed over the year. The use of resources and the scheduling of releases shall be planned during meetings pursuant to Article 5 of the SA; and

(vi)	In the event that ISE determines that there is a need for OMX to perform additional services during [***] and [***] beyond those contemplated in this Amendment and Supplement, such services shall be provided at a flat rate of $[***].

2.02 Section 3.03(c) shall be replaced in its entirety with:

The Guaranteed Enhancement Fee may, within [***] from Effective Date, be applied to, and used as payment for, the cost of any agreed future enhancements to the Software Product as set out in Article 7 of the SA, including, but not limited to, enhancements for Stock Options, Stock LEAPS Options, Stock Index Options, Stock Index LEAPS Options, and Equity FLEX Options. In the event the full amount of any installment has not been used within the respective period stated above in which ISE commits to consuming it, ISE may transfer any remaining portion of the unused Guaranteed Enhancement Fee (not exceeding [***]% of such fee for that year) to the next year. The total amount of unused services that may be transferred from one year to the next shall not exceed [***]% of the amount of the Guaranteed Enhancement Fee for the year in which there are amounts unused, and that Guaranteed Enhancement Fee on which the transferable amount is calculated shall not include any amounts unused that were transferred from the prior year. If ISE does not want to transfer this fee to the next year, OMX will credit ISE for an amount corresponding to [***]% of the fee for hours not used from [***]% of the Guaranteed Enhancement Fee for that period up to the total of [***]%. OMX will not credit ISE any amount up to [***]% not used by ISE during the current period. However, the full amount of the Guaranteed Enhancement Fee of MUSD [***] (US $[***]) must be paid no later than [***].

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE III

Miscellaneous

3.01 No Other Changes. Other than the amendments expressly set forth herein, all other provisions of the Broadened License Agreement shall remain unmodified and shall continue to be valid and fully binding and enforceable as they exist as of the date hereof.

3.02 Governing Law and Arbitration. This Amendment and Supplement shall be governed by the terms and conditions set forth in Article 30 of the Broadened License Agreement.

3.03 Counterparts. This Amendment and Supplement may be signed in two or more identical counterparts, each of which shall be treated as an original but all of which, when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the opening of business on the day and year first above written.

New York 12/12/2005	New York 12/16/2005
Place and date	Place and Date

OMX (US) Inc.	International Securities Exchange, Inc.

/s/ ROLAND TIBELL	/s/ DAVID KRELL
Roland Tibell, President	David Krell, President & CEO